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                                                                    Exhibit 10.3



Carol Ward



Title:                                            Executive Vice President
                                                  and Head of Operations

Job Responsibilities:                             As outlined on the Initial
                                                  Expectations Sheet dated
                                                  5/15/96.  A normal job
                                                  description is attached.
                                                  Your employment is "at will."

Base Compensation:                                Until recapitalization has
                                                  been completed $9,166.66 per
                                                  month ($110,000 annually).
                                                  After recapitalization
                                                  $10,000 per month ($120,000
                                                  annually).

Incentive Compensation:                           Annually agreed upon goals
                                                  and objectives based on the
                                                  annual budget and performance
                                                  of the Company.  Incentive
                                                  could be earned up to 60% of
                                                  base salary.

Option Stock:                                     Initial stock option grant
                                                  of 10,000 shares plus 10,000
                                                  additional shares at the time
                                                  of recapitalization based on
                                                  the existing National
                                                  Mercantile Bancorp stock
                                                  option program.  Vesting for
                                                  all shares would be in
                                                  accordance with the National
                                                  Mercantile Bancorp's employee
                                                  stock option plan.

Automobile:                                       A car allowance of $500.00
                                                  per month will be paid.

Start Date:                                       Currently Ms. Ward is
                                                  performing as a consultant to
                                                  two other banking
                                                  organizations.  The Bank is
                                                  willing to hire Ms. Ward
                                                  between June 4, 1996 and
                                                  September 1, 1996 on the
                                                  basis of time available. On
                                                  September 1, 1996, the
                                                  responsibilities will require
                                                  a full time commitment.

                                                  Up to September 1, 1996, the
                                                  Bank will hire Ms. Ward based
                                                  on two to three days per week.
                                                  Ms. Ward will be compensated
                                                  based on 2/5th of her salary
                                                  for two day weeks and 3/5th
                                                  of her salary for three day
                                                  weeks, etc.

                                   Exhibit C

    1840 Century Park East, Los Angeles, California 90067-2103 310-277-2265